UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 29, 2021

Date of Report (Date of earliest event reported)

Generation Hemp, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-55019	26-3119496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5128 Horseshoe Trail Dallas, Texas	75209
(Address of principal executive offices)	(Zip Code)

(469) 209-6154

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Generation Hemp, Inc. (the “Company,” “we,” “our,” and “us”) hereby amends the Company’s Current Report on Form 8-K filed on January 15, 2021 (the "Original Form 8-K") to provide the historical and pro forma financial information required by Item 9.01 relating to the closing on January 11, 2021 of the transactions contemplated by that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of March 7, 2020, by and among Halcyon Thruput, LLC (“Halcyon Thruput”), GenH Halcyon Acquisition, LLC, the Company, OZ Capital, LLC, OZC Agriculture KY, LP, and certain owners set forth therein. Pursuant to the Purchase Agreement, the Company announced the purchase of 100% of the assets of Halcyon Thruput., as amended. In the Original Form 8-K, the Company indicated that it would file an amendment to the Form 8-K no later than 71 days after the date which the Original Form 8-K was required to be filed, to provide financial information to the extent required by Item 9.01 of Form 8-K.

This report should be read in conjunction with the Original Form 8-K. Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of Business Acquired.

The audited financial statements of Halcyon Thruput as of December 31, 2020 and 2019, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, is filed as Exhibits 99.1, to this Form 8-K/A and incorporated by reference herein. The consent Haynie & Company, Halcyon Thruput’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements of the Company as of December 31, 2020 and for the years ended December 31, 2020 and 2019, after giving effect to the transactions consummated pursuant to the Stock Purchase Agreement, and adjustments described in such pro forma financial information are hereto in Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Haynie & Company (Independent Registered Accounting Firm)

99.1	Audited financial statements of Halcyon Thruput, LLC as of December 31, 2020 and 2019 and for the year ended December 31, 2020 and the period from inception (March 21, 2019) to December 31, 2019.

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2020 and 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Generation Hemp, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION HEMP, INC.

Date: March 29, 2021	/s/ Gary Evans
Gary C. Evans
Chief Executive Officer

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